Exhibit 77Q1(a)(1) - Amended and Restated By-Laws of Registrant adopted November 16, 2005, filed via EDGAR herewith.

Exhibit 77Q1(a)(2) - Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of Registrant, filed via EDGAR herewith.

Exhibit 77Q1(e) - First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., dated August 31, 2006, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-06390) on August 30, 2006, and incorporated herein by reference.